UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant      ☐

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2) )

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CHINA GREEN AGRICULTURE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 28, 2009
Dear Stockholder:

On behalf of the Board of Directors of China Green Agriculture, Inc. (the “Company” or “we”), I invite you to attend our 2009 Annual Meeting of Stockholders (the “Annual Meeting”).  We hope you can join us.  The Annual Meeting will be held:

At:	NYSE Board Room
2 Broad Street
6th Floor
New York, NY 10005

On:	December 11, 2009

Time:	11:30 a.m., local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement, the proxy card, and our 2009 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations.  You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, approval of the adoption of the Company’s 2009 Equity Incentive Plan, and consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting.  We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting.  Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote via the Internet or, if you prefer, submit by mail a paper copy of your proxy or voter instructions card, so that your shares are represented at the meeting.  You may also revoke your proxy or voter instructions before or at the Annual Meeting.  Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Green Agriculture, Inc.  We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at China Green Agriculture, Inc., at 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065.

Sincerely,

/s/ Tao Li
Tao Li
President and Chief Executive Officer

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	4
PROXY STATEMENT	5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
PROPOSAL 1 – ELECTION OF DIRECTORS	8
EXECUTIVE COMPENSATION	11
EXECUTIVE COMPENSATION TABLES	11
PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL	12
DIRECTOR COMPENSATION	13
PROPOSAL 2 – ADOPTION OF 2009 EQUITY INCENTIVE PLAN	14
BOARD INFORMATION	18
REPORT OF THE AUDIT COMMITTEE	19
STOCKHOLDER PROPOSALS	20
ANNUAL REPORT ON FORM 10-K	20
OTHER MATTERS	20

CHINA GREEN AGRICULTURE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on

December 11, 2009

To the Stockholders of CHINA GREEN AGRICULTURE, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of China Green Agriculture, Inc., a Nevada corporation (the “Company”), will be held on Friday, December 11, 2009, at 11:30 a.m., local time, at the NYSE Board Room, 2 Broad Street, 6th Floor, New York, NY 10005, for the following purposes:

1.
To elect 5 persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To approve the adoption of the Company’s 2009 Equity Incentive Plan; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on October 16, 2009 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof.  In accordance with the rules of the Securities and Exchange Commission, we posted our proxy materials on the Internet beginning on October 30, 2009, the date we mailed Notices of Internet Availability of Proxy Materials (and, to the extent required or appropriate, full sets of proxy materials) to the holders of record and beneficial owners of our common stock as of the close of business on the Record Date.

A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Our 2009 Annual Report accompanies this notice, but it is not deemed to be part of the Proxy Statement.

It is important that your shares are represented at the Annual Meeting.  We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via the Internet or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or voter instructions card in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States.  You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

If you plan to attend the meeting, please notify us of your intentions.  This will assist us with meeting preparations.  If your shares are not registered in your own name and you would like to attend the Annual Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it.  This will enable you to gain admission to the Annual Meeting and vote in person.

By Order of the Board of Directors,

/s/ Tao Li
Tao Li Chairman of the Board
October 28, 2009

CHINA GREEN AGRICULTURE, INC.
3rd Floor, Borough A, Black A. No. 181
South Taibai Road, Xi’an, Shaanxi Province
People’s Republic of China 710065

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Green Agriculture, Inc., a Nevada corporation (the “Company” or “we”), for the Company’s 2009 Annual Meeting of Stockholders (the “Annual Meeting”).  The Annual Meeting will be held on Friday, December 11, 2009, at 11:30 a.m., local time, and at any adjournment(s) or postponement(s) thereof, at the NYSE Board Room, 2 Broad Street, 6th Floor, New York, NY 10005.

The date on which the Proxy Statement and form of proxy card are intended to be sent or made available to stockholders is October 30, 2009.

The purposes of the Annual Meeting are to seek stockholder approval of three proposals: (i) electing five (5) directors to the Board of Directors of the Company (the “Board”); and (ii) approving the adoption of our 2009 Equity Incentive Plan.  We will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Who May Vote

Only stockholders of record of our common stock, par value $.001 per share (“Common Stock”), as of the close of business on October 16, 2009 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, during office hours, at the executive offices of the Company at 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065, by contacting the Secretary to the Board.

The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum.  Should you submit a proxy or voter instructions, even though you abstain as to one or more proposals, or you are present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting.  A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and outstanding 22,681,425 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Annual Meeting.  No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials mailed to you or your household.  If you have received printed copies of the proxy materials by mail, or if you request printed copies of the proxy materials by mail by following the instructions on the Notice of Internet Availability of Proxy Materials, you can also vote by mail by completing, dating, and signing the proxy or voter instructions card and mailing it in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States.  You may submit your vote over the Internet until 11:59pm (EST) on December 10, 2009.  If you vote by mail, please be aware that we can recognize your vote only if we receive it by close of business of the day before the Annual Meeting.

You may also vote in person at the Annual Meeting.  If your shares are held through a broker, trust, bank, or other nominee, please refer to the Notice of Internet Availability of Proxy Materials and any other information forwarded to you by such holder of record to obtain a valid proxy from it.  You will need to bring this legal proxy with you to the Annual Meeting in order to vote in person.

The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder.  If no specific instructions are given, the shares will be voted (i) FOR the election of the nominees for director set forth herein, and (ii) FOR the approval of the adoption of the Company’s 2009 Equity Incentive Plan.  In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters. Under Proposal 1 (Election of Directors), the five candidates proposed for election as directors at the Annual Meeting are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the Annual Meeting. Proposal 2 (Adoption of the 2009 Equity Incentive Plan) requires for approval the vote of a majority of the votes cast at the Annual Meeting.  In counting the votes cast, only those cast “for” and “against” a matter are included.  Please note that you cannot vote “against” a nominee for director, although you may withhold your vote from a nominee.

Shares which abstain or which are withheld from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions, withheld votes, and “broker non-votes” will have no effect on the voting on matters that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

Stockholders have no cumulative voting rights or dissenter’s or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Revoking Your Proxy

Even if you submit a proxy or voter instructions, you may revoke your proxy and change your vote. You may revoke your proxy or voter instructions by submitting a new proxy or voter instructions over the Internet by using the procedure to vote your shares online described in the Notice of Internet Availability of Proxy Materials.  You may also revoke your proxy by mail by requesting a copy be mailed to you, executing a subsequently dated proxy or voter instructions card, and mailing it in the pre-addressed envelope, which requires no additional postage if mailed in the United States.  You may also revoke your proxy by your attendance and voting in person at the Annual Meeting.  Mere attendance at the meeting will not revoke a proxy or voter instructions.  We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Annual Meeting.  You may revoke your vote over the Internet until 11:59pm (EST) on December 10, 2009.  If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business of the day before the Annual Meeting.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to vote your shares as described above.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2009 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2009 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our annual report, proxy statement, and/or Notice of Internet Availability of Proxy Materials at your residence, and would like to receive a separate copy of our annual report, proxy statement, and Notice of Internet Availability of Proxy Materials for future stockholder meetings of the Company, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to your residence and specify this preference in your request.

If you share an address with at least one other stockholder and currently receive multiple copies of annual reports, proxy statements, or Notices of Internet Availability of Proxy Materials, and you would like to receive a single copy of annual reports, proxy statements, or Notices of Internet Availability of Proxy Materials, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to you and specify this preference in your request.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of October 16, 2009 with respect to the beneficial ownership of our common stock, the sole outstanding class of our voting securities, by (i) any person or group owning more than 5% of each class of voting securities, (ii) each director, (iii) each executive officer and (iv) all executive officers and directors as a group.

As of October 16, 2009, an aggregate of 22,681,425 shares of our common stock were outstanding.

Title of Class	Name and Address of Beneficial Owners (1) (2)	Amount and Nature of Beneficial Ownership		Percent of Class (3)

	Greater Than 5% Shareholders
Common Stock	Tao Li	7,897,710	(4)	34.8%

	Directors and Executive Officers
Common Stock	Tao Li President, CEO and Chairman of the Board	Same as the above		Same as the above
Common Stock	Ying Yang	19,938		—	(6)
	CFO
Common Stock	Yu Hao	33,017		—	(6)
	Director
Common Stock	Barry Raeburn	25,000	(5)	—	(6)
	Director
Common Stock	Yizhao Zhang	5,681		—	(6)
	Director
Common Stock	Lianfu Liu Director	0		0

	All executive officers and directors as a group	7,968,004		35.1%

(1)
Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days.

(2)
Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares and the address of such person is c/o China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065.

(3)
In determining the percent of common stock owned by the beneficial owners, (a) the numerator is the number of shares of common stock beneficially owned by such owner, including shares the beneficial ownership of which may be acquired, within 60 days upon the exercise of the options, if any, held by the owner; and (b) the denominator is the sum of (i) the total 22,681,425 shares of common stock outstanding as of October 16, 2009, and (ii) the number of shares underlying the options, which such owner has the right to acquire upon the exercise of the options within 60 days (for those who have options).

(4)	Excludes (i) 597,387 shares held by Mr. Li’s wife and (ii) 897,387 shares held by Mr. Li’s son. Mr. Li disclaims beneficial ownership with respect to the shares held by his wife and son.

(5)	Represents shares of common stock issuable upon the exercise of fully vested stock options.

(6)	Represents percent that is less than 1%.

PROPOSAL 1
ELECTION OF DIRECTORS

General

Our Articles of Incorporation provides that our Board of Directors shall be comprised of not less than one (1) director nor more than nine (9) directors, and directors are elected annually at the annual shareholders meeting. The Board of Directors is currently comprised of five (5) directors and will be comprised of five (5) directors effective immediately following the election if all the nominees are elected.

The Board of Directors has nominated for election five (5) persons as directors. Each nominee currently serves as a Company director. All of the nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the proxy holders will vote for a substitute designated by the current Board of Directors. We are not aware of any nominee who will be unable or who will decline to serve as a director.

Directors Nominees

Directors	Position/Title	Age

Tao Li	Chairman of the Board of Directors	43

Yu Hao	Director	44

Lianfu Liu	Director	71
	Chairman of the Nominating Committee
	Audit Committee Member
	Compensation Committee Member

Barry Raeburn	Director	37
	Chairman of the Compensation Committee
	Audit Committee Member
	Compensation Committee Member

Yizhao Zhang	Director	39
	Chairman of the Audit Committee
	Compensation Committee Member
	Nominating Committee Member

For information as to the shares of Common Stock beneficially owned by each nominee, see the section “Securities Ownership of Certain Beneficial Owners and Management”, and as to other Board matters, see the section “Board Information.”

The following are biographical summaries for our nominees for election as directors:

Tao Li, Chairman of the Board of Directors, Chief Executive Officer and President from December 26, 2007. Mr. Li has served as the President and CEO of Shaanxi TechTeam Jinong Humic Acid Product Co., Ltd., the wholly-owned subsidiary of the Company (“TechTeam”), since 2000. Mr. Li established Xi’an TechTeam Industry (Group) Co., Ltd. in 1996 and established TechTeam in 2000. He graduated from Northwest Polytechnic University and obtained his Master’s degree in heat and metal treatment. Mr. Li is the current Vice Chairman of the China Green Food Association. Previously, he has held positions at the World Bank Loan Office of China Education Commission, National Key Laboratory for Low Temperature Technology, and Northwest Polytechnic University. Mr. Li is active in Shaanxi Province business and trade organizations including as a member of the CPPCC Shaanxi Committee, the Shaanxi Provincial Decision-Making Consultation Committee, Vice Chairman of the Shaanxi Provincial Federation of Industry and Commerce, Vice President of the Shaanxi Overseas Friendship Association, Vice Chairman of the Shaanxi Provincial Credit Association, Vice Chairman of the Shaanxi Provincial Youth Entrepreneurs Association, Vice Chairman of the Xi’an Municipal Federation of Industry and Commerce and Vice Chairman of the Xi’an Municipal Youth Entrepreneurs Association.

Yu Hao, Director. Mr. Hao has served as a director of the Company since December 26, 2007, and had served as interim Chief Financial Officer of the Company from December 26, 2007 through April 23, 2008. Mr. Hao has also served as the Director of Finance at TechTeam since 2002. Prior to that, he was a financial manager for Shaanxi Fengxiang Automobile Repair Plant, and Shaanxi Baoji Xinsanwei Import & Export Trading Co., Ltd. Mr. Hao holds a degree in Accounting from Northwest Institute of Light Industry.

Lianfu Liu, Director, Chairman of Nominating Committee, Audit Committee Member and Compensation Committee Member. Mr. Liu has served as a director of the Company since December 26, 2007.  Mr. Liu has served as the Chairman of the China Green Food Association since 1998. From 1992 to 1998, Mr. Liu was a Director and Senior Engineer for the China Green Food Development Center. Prior to that, Mr. Liu was a Vice Director of the PRC Ministry of Agriculture. Mr. Li graduated from Beijing Forestry University and studied soil conservation.

Barry L. Raeburn, Director, Chairman of Compensation Committee, Audit Committee Member and Nominating Committee Member. Mr. Raeburn has served as a director of the Company since March 31, 2008. Mr. Raeburn is currently Senior Vice President and Partner at Sandpiper Capital Management, a private equity investment manager. Previously, he was Chief Financial Officer and Chief Operating Officer of LS2, Inc., a government services contractor based in Reston, VA, from November 2007 to May 2009. From September 2005 to October 2007, Mr. Raeburn was Executive Vice President of Finance and Corporate Development for Harbin Electric, a developer and manufacturer of customized linear motors and other special electric motors based in China. During his tenure at Harbin Electric as Head of U.S. Operations, he led the company in their successful upgrade listing to the NASDAQ Stock Exchange, assisted in various M&A evaluations, and provided key leadership in the areas of finance, accounting, investor and public relations, SEC compliance, corporate governance, and administration. Mr. Raeburn has extensive experience in global public equity markets. From to April 2003 to September 2005, Mr. Raeburn worked as a specialty technology analyst an investment bank covering early stage companies within multiple industries. Mr. Raeburn spent the prior 6 years at a multi-billion dollar investment advisory firm as a financial analyst responsible for developing various quantitative ranking models and analyzing equity investments. His previous experience also includes forecasting and analysis of major macro economic activity. Mr. Raeburn graduated in 1996 with a BBA degree in Finance and Risk Management from Temple University. Mr. Raeburn has been a director of Fushi Copperweld, Inc. since June 15, 2007 (NASDAQ: FSIN).

Yizhao Zhang, Director, Chairman of Audit Committee, Compensation Committee Member and Nominating Committee Member. He has been serving as a director of the Company since March 27, 2008. Mr. Zhang has over 13 years of experience in portfolio investment, corporate finance, and accounting. Currently he is the Chief Financial Officer of Universal Travel Group (NYSE: UTA). From August 2008 to January 2009, he was the Chief Financial Officer of Energroup Holdings Corp.  From May 2007 through May 2008, he was Chief Financial Officer of Shengtai Pharmaceutical Inc., an OTCBB company. From April 2006 through December 2006, he was the Deputy Chief Financial Officer of China Natural Resources, Inc., a NASDAQ-listed company. From April 2005 through April 2006, he was the vice president and senior manager in Chinawe Asset Management Consultancy Limited, a US public company which mainly manages non-performing loan assets in China. He was a financial consultant with Hendrickson Asset Management Assistance LLP from January 2004 through November 2004. Prior to that, he worked from a foreign exchange and common stock trader to a portfolio manager in the South Financial Service Corporation from 1993 to 1999.  Mr. Zhang is a certified public accountant in Delaware, and a member of the American Institute of Certified Public Accountants (AICPA).  Mr. Zhang received a bachelors degree in Economics from Fudan University, Shanghai in 1992 and obtained an MBA degree with Financial Analysis and Accounting concentrations from the State University of New York, University at Buffalo in 2003. Currently Mr. Yizhao Zhang is a director of China Education Alliance, Inc., a NYSE Amex listed company. He is also a director of Kaisa Group Holdings Ltd., one of the biggest property developers in China.

Executive Officers of the Company

Executive Officers	Position/Title	Age

Tao Li	Chief Executive Officer and President	43

Ying Yang	Chief Financial Officer	34

The following is a biographical summary of Ying Yang, our Chief Financial Officer. Mr. Yang does not serve on our Board of Directors:

Ying Yang, Chief Financial Officer. Ms. Yang has served as the Chief Financial Officer of the Company since September 2008. Immediately prior to joining the Company, she worked as the Financial Reporting and Analysis Manager of Beckman Coulter, Inc., where she was employed since August 2006. From December 2004 through July 2006, Ms. Yang worked for the financial department of Ready Pac Foods, Inc., a supplier of fresh-cut produce in California. Prior to that, from May 2003 through December 2004, Ms. Yang was a senior business analyst for Neman Brothers Assoc. Inc., which is engaged in the textile and apparel industry, and from July 2002 through April 2003, she was a business consultant for American Elite Professional Management, Inc. Prior to her arrival to the U.S., Ms. Yang worked for China National Chemical Fiber Corp. in Beijing. Ms. Yang received a Master’s degree in Business Administration with a major in Finance from University of California, Irvine in 2002, and received a Bachelor’s degree in Economics from University of International Business & Economics in Beijing, China in June 1997. Ms. Yang has also received an Associate in Risk Management (ARM) designation.

Independence of the Board of Directors

Our Board of Directors is currently composed of five (5) members. Messrs. Yizhao Zhang, Barry Raeburn and Lianfu Liu qualify as independent directors in accordance with the published listing requirements of the NYSE Amex (formerly the American Stock Exchange). The NYSE Amex independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as further required by NYSE Amex rules, our Board of Directors has made an affirmative determination as to each independent director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management. Our directors hold office until their successors have been elected and qualified or their earlier death, resignation or removal.

Certain Relationships and Related Transactions

Our principal executive offices of approximately 800 square meters are leased from Xi’an Techteam Science and Technology Industry (Group) Co., Ltd. (the “Group Company”) which is controlled by Mr. Li, our Chairman, President and CEO, for a five-year term beginning in January 2008, at the annual rent of $19,266, the market rate in that area. Techteam’s factory office buildings of 340 square meters are also leased from the Group Company for a five-year term beginning on July 1, 2007 at an annual rent of $4,091, the market rate in that area.

Procedures for Approval of Related Party Transactions

Our policy is that our Board of Directors is charged with reviewing and approving all potential related party transactions.   All such related party transactions are then required to be reported under applicable SEC rules. Otherwise, we have not adopted procedures for review of, or standards for approval of, these transactions, but instead review such transactions on a case-by-case basis.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR THESE NOMINEES.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The following table sets forth information concerning cash and non-cash compensation paid by the Company to its Chief Executive Officer and Chief Financial Officer for each of the two fiscal years ended June 30, 2009 and June 30, 2008.

SUMMARY COMPENSATION TABLE
Name and principal position	Year Ended	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Tao Li	June 30, 2009	$129,000	(1)	—	—	—	—	—	—	$129,000
Chief Executive Officer, President and Chairman of the Board	June 30, 2008	$128,508		—	—	—	—	—	—	$128,508

Ying Yang
Chief Financial Officer	June 30, 2009	$105,000	(2)	—	—	$92,116	—	—	—	$197,116

(1) Mr. Li’s salary compensation is comprised of (i) $120,000 paid by the Company and (ii) $9,000 (RMB60,000) payable by Techteam.  As of June 30, 2009, Mr. Li had not received the RMB60,000 payable by Techteam.

(2) Represents Ms. Yang's pro-rated annual salary of $130,000 for the period from September 2008, when she began her employment with the Company, and the end of the fiscal year.

Narrative Disclosure to the Summary Compensation Table

Employment Agreements

Tao Li.  Pursuant to an employment agreement between Techteam and Mr. Tao Li dated January 16, 2008, Mr. Li is employed by Techteam as its Chairman of the Board and Chief Executive Officer for a term of five years.  The agreement will be automatically renewed on the same term and conditions for additional five-year periods unless either party provides written notice of termination at least 60 days prior to the end of any five-year term. The agreement is terminable immediately, or upon 30-days prior written notice, upon the occurrence of certain events. The agreement provides for an annual salary of RMB60,000 (approximately $8,508).

In addition, Tao Li is entitled to annual salary of $120,000 payable by the Company.

Ying Yang. Pursuant to an employment agreement between the Company and Ms. Ying Yang, Ms. Yang will serve as Chief Financial Officer of the Company for a term of one year and is entitled to annual compensation consisting of base salary of $130,000 per year and options to purchase 28,000 shares of common stock at an exercise price of $4.00 per share.  The agreement may be extended for an additional year upon the same terms and conditions. Either party may terminate the agreement upon prior written notice, and the Company may terminate the agreement at any time for cause without prior written notice.

Outstanding Equity Awards at Fiscal Year-End.

The following table provides information on all restricted stock and stock option awards held by our named executive officers as of June 30, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ying Yang Chief Financial Officer	28,000	—	—	$4.00	06/30/2011	—	—	—	—

Discussion of Summary Compensation and Grants of Plan-based Awards Tables

A summary of certain material terms of our compensation plans and arrangements is set forth below.

On August 17, 2009, Ms. Ying Yang elected to exercise her options to purchase 28,000 shares of our common stock via cashless exercise, pursuant to which we issued Ms. Yang 19,938 shares of common stock.

Payments upon Termination or Change-in-Control

Tao Li.  Pursuant to the terms of Mr. Li’s employment agreement, except in connection with certain gross misconduct, in order to terminate the agreement the Company must either (i) provide Mr. Li with 30 days prior written notice of termination or (ii) pay Mr. Li one (1) month’s salary upon termination in lieu of providing 30 days prior written notice.

Ying Yang. Pursuant to the terms of Ms. Yang’s employment agreement, except in connection with termination for cause as defined therein, the Company must provide 30 days prior written notice of termination to Ms. Yang.

PRC Law.  Under the applicable laws of the PRC, we must pay severance to all employees who are Chinese nationals and who are terminated with or without cause, or whose employment agreement with us expires and with whom we choose not to continue their employment.  The severance benefit required to be paid under the laws of the PRC equals the average monthly compensation paid to the terminated employee (including any bonuses or other payments made in the 12 months prior to the employee’s termination) multiplied by the number of years the employee has been employed with us, plus an additional month’s salary if 30 days’ prior notice of such termination has not been given.  However, if the average monthly compensation to be received by the terminated employee exceeds three times the average monthly salary of the employee’s local area, as determined and published by the local government, such average monthly compensation shall be capped at three times the average monthly salary of the employee’s local area.  Except as described above, none of our executive officers have any other agreement or arrangement under which he or she may be entitled to severance payments upon termination of employment.

2009 Equity Incentive Plan

On October 27, 2009, our Board of Directors adopted the Company’s 2009 Equity Incentive Plan (the “Incentive Plan”), a copy of which is attached to this proxy statement as Annex A. The Incentive Plan gives us the ability to grant stock options, stock appreciation rights (SARs), restricted stock and other stock-based awards (collectively, “Awards”) to employees or consultants of our company or of any subsidiary of our company and to non-employee members of our advisory board or our Board of Directors or the board of directors of any of our subsidiaries. Our Board of Directors believes that adoption of the Incentive Plan is in the best interests of our company and our stockholders because the ability to grant stock options and make other stock-based awards under the Incentive Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the Board of Directors or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success. Therefore, our Board of Directors believes the Incentive Plan will be a key component of our compensation program.

As of October 27, 2009, 2,260,000 shares of our common stock remained available for future grants under the Incentive Plan and no Awards had been granted under the Incentive Plan.

The description of the 2009 Equity Incentive Plan contained in Proposal 2 of this Proxy Statement is incorporated herein by reference.

Change in Control Provisions

In the event of a change in control of the Company, and except as otherwise set forth in the applicable Award agreement, all unvested portions of Awards shall vest immediately.  Awards, whether or not then vested, shall be continued, assumed, or have new rights as determined by a committee of the board of directors designated to administer the Incentive Plan (the “Committee”), and restrictions to which any shares of restricted stock or any other Award granted prior to the change in control are subject shall not lapse.  Awards shall, where appropriate at the discretion of the Committee, receive the same distribution of the Company’s common stock on such terms as determined by the Committee.  Upon a change in control, the  Committee may also provide for the purchase of any Awards for an amount of cash per share of common stock issuable under the Award equal to the excess of the highest price per share of the Company’s common stock paid in any transaction related to a change in control of the Company over the exercise price of such Award.

Director Compensation

The following table sets forth information concerning cash and non-cash compensation paid by the Company to its directors during the last fiscal year ended June 30, 2009.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yu Hao	0	—	—	—	—	—	0
Lianfu Liu	12,000	—	—	—	—	—	12,000
Barry Raeburn	15,000	—	—	—	—	—	15,000
Yizhao Zhang	15,000	—	—	—	—	—	15,000

In addition to $15,000 annual cash compensation as listed in the table above, Barry Raeburn is entitled to $500 for each in-person meeting of our Board of Directors and $250 for each in person meeting of a committee of our Board of Directors.  During the fiscal year ended June 30, 2009, all meetings of our Board of Directors or any committee thereof were held via teleconference.

The directors will also be reimbursed for all of their out-of-pocket expenses in traveling to and attending meetings of the Board of Directors and committees on which they serve.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during fiscal 2009 were Messrs. Yizhao Zhang, Barry Raeburn and Lianfu Liu. During fiscal 2009:

•	none of the members of the Compensation Committee was an officer (or former officer) or employee of our company or any of its subsidiaries;

•	none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which we were a participant and the amount involved exceeded $120,000;

•
none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire Board of Directors) of another entity where one of that entity’s executive officers served on our Compensation Committee;

•	none of our executive officers was a director of another entity where one of that entity’s executive officers served on our Compensation Committee; and

•
none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire Board of Directors) of another entity where one of that entity’s executive officers served as a director on our Board of Directors.

PROPOSAL 2
2009 EQUITY INCENTIVE PLAN

General

On October 27, 2009, our Board of Directors adopted the Company’s 2009 Equity Incentive Plan (the “Incentive Plan”), a copy of which is attached to this proxy statement as Annex A. The Incentive Plan gives us the ability to grant stock options, stock appreciation rights (SARs), restricted stock and other stock-based awards (collectively, “Awards”) to employees or consultants of our company or of any subsidiary of our company and to non-employee members of our advisory board or our Board of Directors or the board of directors of any of our subsidiaries. Our Board of Directors believes that adoption of the Incentive Plan is in the best interests of our company and our stockholders because the ability to grant stock options and make other stock-based awards under the Incentive Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the Board of Directors or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success. Therefore, our Board of Directors believes the Incentive Plan will be a key component of our compensation program.

As of October 27, 2009, 2,260,000 shares of our common stock remained available for future grants under the Incentive Plan and no Awards had been granted under the Incentive Plan.

Summary of the Provisions of the Incentive Plan

The following summary briefly describes the material features of the Incentive Plan and is qualified, in its entirety, by the specific language of the Incentive Plan, a copy of which is attached to this proxy statement as Annex A.

Shares Available

Our Board of Directors has authorized, subject to stockholder approval, 2,260,000 shares of our common stock for issuance under the Incentive Plan. In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-up, reorganization, rights offering, liquidation, or any similar change event of or by our company, appropriate adjustments will be made to the shares subject to the Incentive Plan and to any outstanding Awards. Shares available for Awards under the Incentive Plan may be either newly-issued shares or treasury shares.

In certain circumstances, shares subject to an outstanding Award may again become available for issuance pursuant to other Awards available under the Incentive Plan. For example, shares subject to forfeited, terminated, canceled or expired Awards will again become available for future grants under the Incentive Plan. In addition, shares subject to an Award that are withheld by us to satisfy tax withholding obligations shall also be made available for future grants under the Incentive Plan.

Administration

The Incentive Plan will be administered by a committee of our Board of Directors appointed by our Board of Directors to administer the Incentive Plan or if such a committee is not appointed or unable to act, then our entire Board of Directors (the “Committee”). The Committee will consist of at least two members who are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act. With respect to the participation of individuals who are subject to Section 16 of the Exchange Act, the Incentive Plan is administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. In the event that the Compensation Committee of the Board (“Compensation Committee”) meets the requirements stated above, such Compensation Committee shall be the Committee hereunder unless otherwise determined by the Board. Subject to the provisions of the Incentive Plan, the Committee determines the persons to whom grants of options, SARs and shares of restricted stock are to be made, the number of shares of common stock to be covered by each grant and all other terms and conditions of the grant. If an option is granted, the Committee determines whether the option is an incentive stock option or a nonstatutory stock option, the option's term, vesting and exercisability, the amount and type of consideration to be paid to our company upon the option's exercise and the other terms and conditions of the grant. The terms and conditions of restricted stock and SAR Awards are also determined by the Committee. The Committee has the responsibility to interpret the Incentive Plan and to make determinations with respect to all Awards granted under the Incentive Plan. All determinations of the Committee are final and binding on all persons having an interest in the Incentive Plan or in any Award made under the Incentive Plan. The costs and expenses of administering the Incentive Plan are borne by our company.

Eligibility

Eligible individuals include our and our subsidiaries' employees (including our and our subsidiaries' officers and directors who are also employees) or consultants whose efforts, in the judgment of the Committee, are deemed worthy of encouragement to promote our growth and success. Non-employee directors of our Board of Directors are also eligible to participate in the Incentive Plan. All eligible individuals may receive one or more Awards under the Plan, upon the terms and conditions set forth in the Incentive Plan. There is no assurance that an otherwise eligible individual will be selected by the Committee to receive an Award under the Incentive Plan. Because future Awards under the Incentive Plan will be granted in the discretion of the Committee, the type, number, recipients and other terms of such Awards cannot be determined at this time.

Stock Options and SARs

Under the Incentive Plan, the Committee is authorized to grant both stock options and SARs. Stock options may be either designated as non-qualified stock options or incentive stock options. Incentive stock options, which are intended to meet the requirements of Section 422 of the Internal Revenue Code such that a participant can receive potentially favorable tax treatment, may only be granted to employees. Therefore, any stock option granted to consultants and non-employee directors are non-qualified stock options. The tax treatment of incentive and non-qualified stock options is generally described later in this summary. SARs may be granted either alone or in tandem with stock options. A SAR entitles the participant to receive the excess, if any, of the fair market value of a share on the exercise date over the strike price of the SAR. This amount is payable in cash, except that the Committee may provide in an Award agreement that benefits may be paid in shares of our common stock. In general, if a SAR is granted in tandem with an option, the exercise of the option will cancel the SAR, and the exercise of the SAR will cancel the option. Any shares that are canceled will be made available for future Awards. The Committee, in its sole discretion, determines the terms and conditions of each stock option and SAR granted under the Incentive Plan, including the grant date, option or strike price (which, in no event, will be less than the par value of a share), whether a SAR is paid in cash or shares, the term of each option or SAR, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the Incentive Plan, all of which will be evidenced in an individual Award agreement between us and the participant.

Certain limitations apply to incentive stock options and SARs granted in tandem with incentive stock options. The per share exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the date of the option's grant and the term of any such option shall expire not later than the tenth anniversary of the date of the option's grant. In addition, the per share exercise price of any option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of our stock must be at least 110% of the fair market value of a share of our common stock on the date of grant and such option shall expire not later than the fifth anniversary of the date of the option's grant.

Options and SARs granted under the Incentive Plan become exercisable at such times as may be specified by the Committee. In general, options and SARs granted to participants become exercisable in three equal annual installments, subject to the optionee's continued employment or service with us. However, the aggregate value (determined as of the grant date) of the shares subject to incentive stock options that may become exercisable by a participant in any year may not exceed $100,000. If a SAR is granted in tandem with an option, the SAR will become exercisable at the same time or times as the option becomes exercisable.

Except as otherwise set forth in the Award agreement, options shall expire after a term of five years.  However, the maximum term of options and SARs granted under the Incentive Plan is ten years. If any participant terminates employment due to death or disability or retirement, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for one year from the date of termination. In the case of any other termination, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for three months from the date of termination. However, if the remainder of the option or SAR term is shorter than the applicable post-termination exercise period, the participant's rights to exercise the option or SAR will expire at the end of the term. In addition, if a participant's service terminates due to cause, all rights under an option or SAR will immediately expire, including rights to the exercisable portion of the option or SAR. Shares attributable to an option or SAR that expire without being exercised will be forfeited by the participant and will again be available for Award under the Incentive Plan.

Unless limited by the Committee in an Award agreement, payment for shares purchased pursuant to an option exercise may be made (i) in cash, check or wire transfer, (ii) subject to the Committee's approval, in shares already owned by the participant (including restricted shares held by the participant at least six months prior to the exercise of the option) valued at their fair market value on the date of exercise, or (iii) through broker-assisted cashless exercise procedures.

Restricted Stock

Under the Incentive Plan, the Committee is also authorized to make Awards of restricted stock. A restricted stock Award entitles the participant to all of the rights of a stockholder of our company, including the right to vote the shares and the right to receive any dividends. However, the Committee may require the payment of cash dividends to be deferred and if the Committee so determines, re-invested in additional shares of restricted stock. Before the end of a restricted period and/or lapse of other restrictions established by the Committee, shares received as restricted stock shall contain a legend restricting their transfer, and may be forfeited (i) in the event of termination of employment, (ii) if our company or the participant does not achieve specified performance goals after the grant date and before the participant's termination of employment or (iii) upon the failure to achieve other conditions set forth in the Award agreement.

An Award of restricted stock will be evidenced by a written agreement between us and the participant. The Award agreement will specify the number of shares of our common stock subject to the Award, the nature and/or length of the restrictions, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the Award holder's continued employment by us, and any other terms and conditions the Committee shall impose consistent with the provisions of the Incentive Plan. The Committee also determines the amount, if any, that the participant shall pay for the shares of restricted stock. However, the participant must be required to pay at least the par value for each share of restricted stock. Upon the lapse of the restrictions, any legends on the shares of our common stock subject to the Award will be re-issued to the participant without such legend.

Unless the Committee determines otherwise in the Award or other agreement, if a participant terminates employment for any reason, all rights to restricted stock that are then forfeitable will be forfeited. Restricted stock that is forfeited by the participant will again be available for Award under the Incentive Plan.

Other Stock-Based Awards

Under the Incentive Plane, the Committee is also authorized to grant other stock-based awards valued in whole or in part by reference to or otherwise based on stock (“Other Stock-Based Awards”), which include performance shares, convertible preferred stock (to the extent a series of preferred stock is authorized), convertible debentures, warrants, exchangeable securities and awards based of stock or options based on fair market value, book value, or performance by the Company or any subsidiary, affiliate or division.  Other Stock-Based Awards may be granted in tandem with other Awards under the Incentive Plan.

Other Stock-Based Awards may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date to which the stock is issued or, if later, the date on which any applicable restriction, performance or deferral period lapses.  The recipient of an Other Stock-Based Award, subject to the terms of the grant agreement, is entitled to interest or dividends with respect to the number of shares covered by their Other Stock-Based Award.

Change in Control Provisions

In the event of a change in control of the Company, and except as otherwise set forth in the applicable grant agreement, all unvested portions of Awards shall vest immediately.  Awards, whether or not then vested, shall be continued, assumed, or have new rights as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the change in control are subject shall not lapse.  Awards shall, where appropriate at the Committee’s discretion, receive the same distribution of the Company’s common stock on such terms as determined by the Committee.  Upon a change in control, the Committee may also provide for the purchase of any Awards for an amount of cash per share of common stock issuable under the Award equal to the excess of the highest price per share of the Company’s common stock paid in any transaction related to a change in control of the Company over the exercise price of such Award.

Fair Market Value

Under the Incentive Plan, fair market value means the fair market value of the shares based upon (i) the closing selling price of a share of our common stock as quoted on the principal national securities exchange on which the stock is traded, if the stock is then traded on a national securities exchange, or (ii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the common stock is not then traded on a national securities exchange.

Transferability Restrictions

Generally and unless otherwise provided in an Award agreement, shares or rights subject to an Award cannot be assigned or transferred other than by will or by the laws of descent and distribution and Awards may be exercised during the participant's lifetime only by the participant or his or her guardian or legal representative. However, a participant may, if permitted by the Committee, in its sole discretion, transfer an Award, or any portion thereof, to one or more of the participant's spouse, children or grandchildren, or may designate in writing a beneficiary to exercise an Award after his or her death.

Termination or Amendment of the Incentive Plan

Unless sooner terminated, no Awards may be granted under the Incentive Plan after October 27, 2019. Our Board of Directors may amend or terminate the Incentive Plan at any time, but our Board of Directors may not, without stockholder approval, amend the Incentive Plan to increase the total number of shares of our common stock reserved for issuance of Awards. In addition, any amendment or modification of the Incentive Plan shall be subject to stockholder approval as required by any securities exchange on which our common stock is listed. No amendment or termination may deprive any participant of any rights under Awards previously made under the Incentive Plan.

Summary of Federal Income Tax Consequences of the Incentive Plan

The following summary is intended only as a general guide as to the federal income tax consequences under current United States law with respect to participation in the Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of awards made under the Incentive Plan are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

Options and SARS.  There are three points in time when a participant and our company could potentially incur federal income tax consequences: date of grant, upon exercise and upon disposition. First, when an option or a SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant. We similarly do not have any federal income tax consequences at the date of grant. Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes. With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option's exercise (except that the alternative minimum tax may apply). However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option. In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise. With respect to the exercise of a SAR, the participant must generally recognize ordinary income equal to the cash received (or, if applicable, value of the shares received).

Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option. Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise. If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods (called a "disqualifying disposition"), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant. If a participant disposes of shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant's tax "basis" in such shares (generally, in such case, the tax "basis" is the exercise price).

Generally, we will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs. However, we are generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant. Accordingly, if the participant satisfies the requisite holding period with respect to an incentive stock option before disposition to receive the favorable tax treatment accorded incentive stock options, we will not be entitled to any tax deduction with respect to an incentive stock option. In the event the participant has a disqualifying disposition with respect to an incentive stock option, we will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

Restricted Stock Awards. A participant will not be required to recognize any income for federal income tax purposes upon the grant of shares of restricted stock. With respect to Awards involving shares or other property, such as restricted stock Awards, that contain restrictions as to their transferability and are subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time he or she receives shares (e.g., restricted stock) or other property rather than upon the lapse of transferability restrictions or the substantial risk of forfeiture. However, if the participant subsequently forfeits such shares he or she would not be entitled to any tax deduction or, to recognize a loss, for the value of the shares or property on which he or she previously paid tax. Alternatively, if an Award that results in a transfer to the participant of cash, shares or other property does not contain any restrictions as to their transferability and is not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. We generally will be entitled to a deduction for the same amount.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 2. For purposes of the approval of our 2009 Equity Incentive Plan, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR PROPOSAL NO. 2

BOARD INFORMATION

Board Meetings

The Board of Directors held four meetings, either in person or by telephone, in the fiscal year ended June 30, 2009. In addition, the Board of Directors unanimously approved nine written consents on matters between meetings. During 2008, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and applicable committee meetings (held during the period for which he or she was a director) on which he or she served. We do not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of stockholders, but we strongly encourage all members of the Board of Directors to attend the Meeting and expect such attendance except in the event of extraordinary circumstances.

Board Committees

Our Board of Directors has established the following three standing committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board of Directors: (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating Committee. From time to time, the Board of Directors may establish other committees.

Audit Committee

The Audit Committee is responsible for: (i) overseeing the corporate accounting and financial reporting practices; (ii) recommending the selection of our registered public accounting firm; (iii) reviewing the extent of non-audit services to be performed by the auditors; and (iv) reviewing the disclosures made in our periodic financial reports. The members of the Audit Committee are Messrs. Yizhao Zhang, Barry Raeburn and Lianfu Liu, each of whom is an independent director within the meaning of the rules of the NYSE Amex and Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board of Directors has determined that each of Messrs. Zhang and Raeburn qualifies as an Audit Committee Financial Expert under applicable SEC Rules. The Chairman of the Audit Committee is Mr. Zhang. The Audit Committee held four meetings during the fiscal year ended June 30, 2009. The Audit Committee carries out its responsibilities in accordance with the terms of its Audit Committee Charter, a copy of which attached hereto as Annex B.

Compensation Committee

The Compensation Committee determines matters pertaining to the compensation of executive officers and other significant employees, and administers our stock and incentive plans. The members of the Compensation Committee are Messrs. Yizhao Zhang, Barry Raeburn and Lianfu Liu. The Chairman of the Compensation Committee is Mr. Raeburn. The Compensation Committee held one meeting during the fiscal year ended June 30, 2009. Each of the members of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code. The Compensation Committee carries out its responsibilities pursuant to a written charter, a copy of which is attached hereto as Annex C.

Nominating Committee

The Nominating Committee identifies and nominates candidates to serve on our Board of Directors. The members of the Nominating Committee are Messrs. Yizhao Zhang, Barry Raeburn and Lianfu Liu. The Chairman of the Nominating Committee is Mr. Liu. The Nominating Committee did not hold a meeting during the fiscal year ended June 30, 2009. A copy of this Committee’s Charter is attached hereto as Annex D. See “Director Nominations” below for the procedures for the nomination of directors.

Director Nominations

The Nominating Committee recommends director candidates and will consider for such recommendation director candidates proposed by management, other directors and stockholders. All director candidates will be evaluated based on the criteria identified below, regardless of the identity of the individual or the entity or person who proposed the director candidate.

The selection of director nominees includes consideration of factors deemed appropriate by the Corporate Governance and Nominating Committee and the Board of Directors. We may engage a firm to assist in identifying, evaluating, and conducting due diligence on potential board nominees. Factors will include integrity, achievements, judgment, intelligence, personal character, any prior contact or relationship between a candidate and a current or former director or officer of our company, the interplay of the candidate’s relevant experience with the experience of other Board members, the willingness of the candidate to devote adequate time to Board duties and the likelihood that he or she will be willing and able to serve on the Board of Directors for a sustained period. The Corporate Governance and Nominating Committee will consider the candidate’s independence, as defined by the rules of the SEC and the NYSE Amex. In connection with the selection, due consideration will be given to the Board’s overall balance of diversity of perspectives, backgrounds, and experiences. Experience, knowledge, and skills to be represented on the Board of Directors include, among other considerations, financial expertise (including an “audit committee financial expert” within the meaning of the SEC’s rules), financing experience, related industry experience, strategic planning, business development, and community leadership.

Code of Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our employees and officers, and the members of our Board of Directors. The Code of Conduct and Ethics was filed as an exhibit incorporated by refence into our Annual Report on Form 10-K for the year ending June 30, 2009. Printed copies are available upon request without charge. Any amendment to or waiver of the Code of Conduct and Ethics will be disclosed on our website promptly following the date of such amendment or waiver.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and with the NYSE Amex. The Reporting Persons are also required to furnish us with copies of all such reports. Based solely on our review of the reports received by us, and a review of the reports filed with the SEC, we believe that, during the year ended June 30, 2009, the Reporting Persons met all applicable Section 16(a) filing requirements, other than the following:

Name	Reporting Event

Yu Hao
On August 17, 2009, Yu Hao received 7,661 shares of common stock upon the cashless exercise of vested options to purchase 10,000 shares of common stock.  A Form 4 reporting such transaction has not been filed.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board of Directors may send correspondence directed to the Board, care of Mr. Tao Li, Chairman, China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065. Mr. Li will review all correspondence addressed to the Board of Directors, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. He will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board of Directors for its review at the Board’s request. Mr. Li will forward stockholder communications to the Board of Directors prior to the next regularly scheduled meeting of the Board following the receipt of the communication as appropriate. Correspondence intended for our independent directors as a group should be addressed to us at the address above, Attention: Independent Directors.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. Messrs. Yizhao Zhang and Barry Raeburn qualify as financial experts within the meaning of Item 401(h) of SEC Regulation S-K. The Audit Committee assists the Board’s oversight of the integrity of our financial reports, compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The current Audit Committee charter is attached as Annex B to this proxy statement. The Audit Committee is responsible for overseeing our corporate accounting and financial reporting practices, recommending the selection of our registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in our periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in our Annual Report on Form 10-K.

The Audit Committee: (1) reviewed and discussed the audited financial statements for the year ended June 30, 2009 with management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and (3) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2009 for filing with the SEC.

The foregoing report has been furnished in October 2009 by the members of the Audit Committee, being:

Yizhao Zhang
Barry Raeburn
Lianfu Liu

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at next year’s annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive office by July 2, 2010 and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act.  If a stockholder intends to submit a proposal at next year’s annual meeting of stockholders, which proposal is not intended to be included in the our proxy statement and form of proxy relating to that meeting, the stockholder must provide appropriate notice to us not later than September 15, 2010 in order to be considered timely submitted within the meaning of Rule 14a-4(c) of the Exchange Act.   As to all such matters which we do not have notice on or prior to September 15, 2010, discretionary authority shall be granted to the persons designated in our proxy related to the 2010 annual meeting of stockholders to vote on such proposal.

ANNUAL REPORT ON FORM 10-K

We will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2009, including the financial statements and schedules thereto. Requests for copies of such report should be directed to Mr. Xi Long Wang, China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065, +86-29-88266368.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors, the ratification of the appointment of the independent registered public accounting firm and the adoption of the 2009 Equity Incentive Plan. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented at the Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

October 28, 2009	By Order of the Board of Directors

/s/ Tao Li
Tao Li Chairman of the Board

Annex A
2009 Equity Incentive Plan

2009 EQUITY INCENTIVE PLAN
OF CHINA GREEN AGRICULTURE, INC.

SECTION 1.   Overview

1.1           Purpose.  The purpose of the 2009 Equity Incentive Plan (the “Plan”) is to advance and promote the interests of China Green Agriculture, Inc. (the “Corporation”) and its Subsidiaries [as defined under sub-section 1.2(mm)] by providing employees, consultants and advisors of the Corporation or its Subsidiaries with an incentive to achieve corporate objectives, to attract and retain employees, consultants and advisors of outstanding competence and to provide such individuals with an equity interest in the Corporation through the acquisition of Common Stock and by providing for payments to such individuals based on the appreciation in value or value of such Common Stock.  The Plan is intended to be construed as an employee benefit plan that satisfies the requirements for exemption from the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to the applicable rules promulgated thereunder.

1.2           Definitions.  The following definitions are applicable to the Plan:

(a)              “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

(b)           “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of the Code, the laws, rules, regulations and government orders of the United States and the PRC, the rules of any applicable share exchange or national market system, and the laws and the rules of any jurisdiction applicable to Awards granted to residents therein.

(c)           “Award” means Options, Restricted Stock, Stock Appreciation Rights (SARs), Other Stock-Based Award or any combination thereof, granted under the Plan.

(d)           “Award Agreement” means the written agreement by which an Award shall be evidenced.

(e)           “Beneficiary” means the beneficiary or beneficiaries designated in accordance with Section 5.8 hereof to receive the amount, if any, payable under the Plan upon the death of a Participant.

(f)             “Book Value” means, as of any given date, on a per share basis (i) the stockholders' equity in the Company as of the last day of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Common Stock as of such year-end date, as adjusted by the Committee for subsequent events.

(g)           “Board” means the Board of Directors of the Corporation.

(h)           “Change in Control” means the occurrence of any of the following (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Corporation to any person or group; or (ii) a transaction or series of transactions pursuant to which any person or group (other than the Corporation or an affiliate thereof) is or becomes the beneficial owner, directly or indirectly, of more than 50% of the voting shares of the Corporation, including by way of merger, consolidation or otherwise.

(i)           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(j)           “Committee” means the committee appointed pursuant to Section 1.3 hereof or if no such Committee is appointed, the Board.

(k)           “Common Stock” means the common stock, $.001 par value per share, of the Corporation.

(l)           “Corporation” means China Green Agriculture, Inc.

(m)           “Effective Date” means the date specified by the Board in its resolution adopting the Plan, subject to the approval of the Plan by a majority of the votes cast by the stockholders of the Company at the next annual or special meeting of stockholders. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

(n)           “Eligible Individual” means any Key Employee, consultant or advisor of the Corporation or any Subsidiary.

(o)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.  References to a particular section of, or rule under, the Exchange Act includes references to successor provisions.

(p)           “Fair Market Value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the Grant Date and shall mean (i) the closing selling price per share on that date of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange.

(q)           “Incentive Stock Option” means an Option to purchase Common Stock that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

(r)           “Immediate Family” means, with respect to a particular Participant, the Participant’s spouse, children and grandchildren.

(s)           “Key Employee” means any employee of the Corporation or any of its Subsidiaries, including any officer or director who is also an employee, who, in the judgment of the Committee, is considered important to the future of the Corporation.  Nothing shall limit the Board from designating all or substantially all employees as eligible for grants.

(t)           “Mature Shares” means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six (6) months or (ii) has purchased from the open market.

(u)           “Non-Employee Director” means a member of the Board who qualifies as a “Non-employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(v)           “Non-qualified Stock Option” means an Option to purchase Common Stock that does not qualify as an Incentive Stock Option.

(w)           “Option” means an Incentive Stock Option or a Non-qualified Stock Option.

(x)           “Option Price” means the purchase price per Share of an Option.

(y)           “Option Term” means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, in the discretion of the Committee, and consistent with the provisions of the Plan, be extended from time to time.

(z)              “Other Stock-Based Award” means an Award under Section 5 of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

(aa)           “Participant” means an Eligible Individual who has been granted an Award or a Permitted Transferee.

(bb)           “Permitted Transferee” means a person to whom an Award may be transferred or assigned in accordance with Section 5.8 hereof.

(cc)           “Plan” means this Amended and Restated 2009 Equity Incentive Plan of China Green Agriculuture, Inc., as the same may be amended from time to time.

(dd)           “PRC” means the People’s Republic of China.

(ee)           “Restricted Stock” means Shares which are subject to forfeiture if the Participant does not satisfy the Restrictions specified in the Award Agreement applicable to such Restricted Stock.

(ff)           “Restricted Period” means the period of time shares of Restricted Stock are subject to the Restrictions specified in the Award Agreement applicable to such Restricted Stock.

(gg)           “Restrictions” means those restrictions and conditions placed upon Restricted Stock as determined by the Board in accordance with Section 4.2 hereof.

(hh)          “Rule 16b-3” means Rule 16b-3 of the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

(ii)           “SEC” means the Securities and Exchange Commission.

(jj)           “Section 16 Participant” means a Participant who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Corporation.

(kk)         “Share” means a share of Common Stock.

(ll)           “Stock Appreciation Right” or “SAR” means a right granted under the Plan in connection with an Option, or separately, to receive the appreciation in value of Shares.

(mm)           “Subsidiary” means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Corporation treated as the employer corporation for purposes of this definition) and, for all other purposes, a corporation or other entity with respect to which the Corporation (i) in the case of a corporation, owns, directly or indirectly, fifty percent (50%) or more of the then outstanding common stock or (ii) in the case of any other entity, has a fifty percent (50%) or more ownership interest.

(nn)           “10% Owner” means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent (10%) of the combined voting power of all classes of capital stock of the Corporation or any Subsidiary where “voting power” means the combined voting power of the then outstanding securities of a corporation entitled to vote generally in the election of directors.

1.3           Administration.  The Plan shall be administered by the Committee, which, unless otherwise determined by the Board, shall consist of two or more directors of the Corporation, all of whom qualify as Non Employee Directors.  The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as then in effect.  In the event that the Compensation Committee of the Board (the “Compensation Committee) meets the requirements set forth in this Section 1.3 hereof, such Compensation Committee shall be the Committee hereunder unless otherwise determined by the Board.

A majority of the members of the Committee shall constitute a quorum.  The Committee may act at a meeting, including a telephonic meeting, by action of a majority of the members present, or without a meeting by unanimous written consent.

Subject to the express provisions of the Plan, the Committee shall have full and final authority and discretion as follows:

(i)           to select the Participants from Eligible Individuals;

(ii)           to grant Options and/or Restricted Stock to Participants in such combination and in such amounts as it shall determine and to determine the terms and conditions applicable to each such Award, including the benefit payable under any SAR, and whether or not specific Awards shall be identifiable with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Award;

(iii)           to determine the amount, if any, that a Participant shall pay for Restricted Stock, the nature of the Restrictions applicable to the Restricted Stock, and the duration of the Restricted Period applicable to the Restricted Stock;

(iv)           to determine the actual amount earned by each Participant with respect to such Awards, the terms and conditions of all Award Agreements (which need not be identical) and with the consent of the Participant, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that consent of the Participant shall not be required for any amendment which (A) does not adversely affect the rights of the Participant or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

(v)            to determine consistent with the Code whether an Option that is granted to a Participant is a Non-qualified Stock Option or an Incentive Stock Option, the number of Shares to be covered by each such Option and the time or times when and the manner in which each Option shall be exercisable;

(vi)           to amend any Incentive Stock Option with the consent of the Participant so as to make it a Non-qualified Stock Option;

(vii)          to cancel, with the consent of the Participant, any outstanding Award(s) and to grant new Award(s) in substitution therefor;

(viii)         to grant a SAR in connection with the grant of an Option or separately;

(ix)           to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment or consultancy;

(x)            subject to the provisions of the Plan, to extend the time during which any Award or group of Awards may be exercised;

(xi)           to treat all or any portion of any period during which a Participant is on military leave or on an approved leave of absence from the Corporation or a Subsidiary as a period of employment or service of such Participant by the Corporation or any Subsidiary for purposes of accrual of his or her rights under his or her Awards;

(xii)          to interpret the Plan and make all determinations necessary or advisable for the administration of the Plan including the establishment, amendment or revocation from time to time of guidelines or regulations for the administration of the Plan, to cause appropriate records to be established, and to take all other actions considered necessary or advisable for the administration of the Plan; and

(xiii)         to take any other action with respect to any matters relating to the Plan for which it is responsible.

All decisions, actions or interpretations of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive upon all parties.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

1.4           Participation.  The Committee may, in its discretion, grant Awards to any Eligible Individual, whether or not he or she has previously received an Award.  Participation in the Plan shall be limited to those Key Employees, consultants and advisors who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.  No such Eligible Individuals shall at any time have the right to be a Participant unless selected by the Committee pursuant to the Plan.  No Participant, having been granted an Award, shall have the right to an additional Award in the future unless such Award is granted by the Committee.

1.5           Maximum number of Shares Available for Awards.  Subject to adjustment in accordance with  Section 5.2 hereof, the maximum number of Shares for which grants under the Plan shall be available is 2,260,000.  In addition, the Committee shall have the authority, in its sole discretion, to grant additional Non-qualified Stock Options to a Participant who exercises an Option and pays the exercise price in Common Stock, in a quantity equal to the number of shares of Common Stock delivered to the Corporation upon such exercise.  In the event any Awards granted under the Plan shall be forfeited, terminate or expire, the number of Shares subject to such Award, to the extent of any such forfeiture, termination or expiration, shall thereafter again be available for grant under the Plan.  The Common Stock distributed under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or shares purchased on the open market by the Corporation (at such time or times and in such manner as it may determine).  The Corporation shall be under no obligation to acquire Common Stock for distribution to Participants before such Common Stock is due and distributable.

1.6           Optional Awards.  In the discretion of the Committee, American Depository Shares in an amount equal to the number of Shares that otherwise would be distributed pursuant to an Award may distributed in lieu of Shares in settlement of any Award.  If the number of Shares represented by an American Depository Share is other than on a one-to-one basis, the limitations of Section 1.5 shall be adjusted to reflect the distribution of American Depository shares in lieu of Shares.  All allotments and issues of Shares will be subject to any necessary consents under Applicable Law and it shall be the responsibility of the Participant to comply with any requirements to be fulfilled in order to obtain or obviate the necessity for any such consent.

1.7           Jurisdictional Considerations.  In order to assure the viability of Awards granted to Participants employed in various jurisdictions, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom applicable in the jurisdiction in which the Participant resides or is employed.  Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall increase the Share limitations contained in Section 1.5 of the Plan.  Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Laws.

1.8           General Conditions to Grants. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.  All Awards shall be evidenced by an Award Agreement and any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award or in the Participant’s employment or other agreement with the Corporation or any Subsidiary.

SECTION 2.  Options

2.1           Awards of Options.  Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Eligible Individuals to whom Incentive Stock Options or Non-qualified Stock Options, or both, shall be granted and the number of Shares to be granted to each such Eligible Individual;  provided ,  however , that only Key Employees may receive Incentive Stock Options and the aggregate fair market value (determined at the time the Option is granted) of the shares with respect to which any incentive stock options are exercisable for the first time by any Key Employee during any calendar year under all incentive stock option plans of the Corporation and any Subsidiary shall not exceed one hundred thousand dollars ($100,000) or such other limit set forth in Section 422 of the Code (the “Limitations of the Code”).  If the aggregate fair market value of such shares exceeds the Limitations of the Code, the excess Shares will be treated as Non-qualified Options under this Plan.  In reducing the number of Incentive Stock Options to meet the Limitations of the Code, the most recently granted Incentive Stock Options shall be reduced first.  If a reduction of simultaneously granted Options is necessary to meet the Limitations of the Code, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an Incentive Stock Option.  In the event that any Incentive Stock Options granted under the Plan fail to meet the requirements for Incentive Stock Options as set forth in the Code, such Incentive Stock Options will be treated as Non-qualified Stock Options under the Plan.  In determining the Eligible Individuals who will be granted Options under the Plan, the Committee may consider such individuals’ responsibilities, service, present and future value to the Corporation or any Subsidiary and other factors it considers relevant.

2.2           Terms and Conditions of Options.  Except as otherwise provided in a Participant’s employment or other agreement with the Corporation or any Subsidiary or in an Award Agreement, each Option shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate as set forth in the Award Agreement or the Participant’s employment or other agreement with the Corporation or any Subsidiary:

(a)           Option Term.  Each Option shall expire on the fifth (5th) anniversary of the Grant Date or on such earlier date as may be specified in the Participant’s Award Agreement or employment or other agreement with the Corporation or any Subsidiary.  The Committee may extend such Option Term;  provided,  however, that (i) such extension shall not in any way disqualify the Option as an Incentive Stock Option and (ii) the Option Term, including any such extensions, shall not exceed ten (10) years. The Option Term of Incentive Stock Options granted to 10% Owners shall not exceed five (5) years.

(b)           Option Price.  The Option Price per Share shall be determined by the Committee no later than the Grant Date of any Option;  provided ,  however , (i) the Option Price shall not be less than the Fair Market Value of a Share on the Grant Date, and (ii) in the case of an Incentive Stock Option granted to a 10% Owner, the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date (but in no event less than the par value of a Share).  The Option Price may be denominated in U.S. Dollars, Chinese Renminbi or other local currency as determined by the Committee.

(c)           Exercise of Option.  The exercisability of an Option shall be determined by the Committee.  Subject to acceleration or early expiration as provided elsewhere in the Plan or in a Participant’s employment or other agreement with the Corporation or any Subsidiary, the vesting of any Option granted under the Plan shall be subject to the Participant remaining in the employ of or maintaining a consultancy with the Corporation or any of its Subsidiaries and shall vest (i) in five (5) equal installments of twenty percent (20%) of the amount granted, with the first installment vesting on the June 30  next following the Grant Date and each other installment vesting on each of the next four June 30  dates thereafter or (ii) in such other amounts over such period of time after the Grant Date as the Committee may designate.

(d)           Disqualifying Disposition.  The Award Agreement shall require any Participant who is granted an Incentive Stock Option to notify the Corporation of any disposition of such Shares issued upon the exercise of such Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (a “Disqualifying Disposition”) within ten (10) business days after such Disqualifying Disposition.

(e)           Payment of Purchase Price upon Exercise.  The purchase price as to which an Option shall be exercised shall be paid to the Corporation at the time of exercise either (i) in cash, certified check or wire transfer denominated in U.S. Dollars, Chinese Renminbi or other local currency,  (ii) in such other consideration as the Committee deems appropriate, including, but not limited to, loans from the Corporation or a third party and cashless exercise, (iii) subject to the approval of the Committee, in Mature Shares already owned by the Participant having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash (denominated in U.S. Dollars, Chinese Renminbi or other local currency) and Mature Shares having a total fair market value, as so determined, equal to the purchase price, (iv) subject to the approval of the Committee, in its sole discretion, by delivering a properly executed exercise notice in a form approved by the Committee, together with an irrevocable notice of exercise and irrevocable instructions to a broker to promptly deliver to the Corporation the amount of applicable sale or loan proceeds sufficient to pay the purchase price for such Shares, together with the amount of federal, state and local withholding taxes payable by Participant by reason of such exercise, (v) or (v) a combination of the foregoing.

(f)            Exercise in the Event of Termination.  Unless otherwise provided in a Participant’s employment or other agreement with the Corporation or any Subsidiary or Award Agreement, the following provisions shall apply upon termination of a Participant’s employment or consultancy with the Corporation or any Subsidiary:

(i)            Upon Termination For Any Reason Other Than Due to Death.  If a Participant’s employment or consultancy with the Corporation or any Subsidiary shall terminate for any reason other than by reason of his or her death, such Participant may exercise his or her Options, to the extent that such Participant shall have been entitled to do so on the date of such termination, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three (3) months after the date of such termination, whichever date is earlier and any portion of any Option granted hereunder that is not vested and exercisable as of the date of the Participant’s termination of employment shall automatically expire and be forfeited as of such date of termination.

(ii)           Upon Termination Due to Death.  In the event a Participant’s employment or consultancy shall terminate by reason of his or her death, such Participant’s Beneficiary, heirs or estate may exercise his or her Options, to the extent that such Participant, if such Participant had not died, would have been entitled to do so within the calendar year following such Participant’s death, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) one year after the date of death, whichever is earlier and any portion of any Option granted hereunder that would not have vested and been exercisable within the calendar year following such Participant’s death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant’s death.

(g)           Transferability of Stock Options.  No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution of the jurisdiction wherein the Participant is domiciled at the time of his or her death, and during the lifetime of the Participant, shall be exercisable only by the Participant or his or her guardian or legal representative.

(h)           Investment Representation.  Each Award Agreement for an Option shall provide (or be deemed to provide) that, upon demand by the Committee for such a representation, the Participant (or any person acting under Subsection 2.2(e) hereof) shall deliver to the Committee, at the time of any exercise of an Option or portion thereof, a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof.  Upon such demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option and prior to the expiration of the Option Term shall be a condition precedent to the right of the Participant or such other person to purchase any Common Stock.  In the event certificates for Common Stock are delivered under the Plan with respect to which such an investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representations and to restrict transfer in the absence of compliance with applicable federal, state or other governmental securities laws.

(i)           Participants to Have No Rights as Shareholders.  No Participant shall have any rights as a shareholder with respect to any Common Stock subject to his or her Option prior to the date of issuance to him or her of such Common Stock.

(j)           Other Option Provisions.  The Committee may require a Participant to agree, as a condition to receiving an Option under the Plan, that part or all of any Options previously granted to such Participant under the Plan or any prior plan of the Corporation be terminated.

2.3         Exercise of Options. An Option shall be exercised by the delivery to the Corporation during the Option Term of (x) written notice of intent to purchase a specific number of Shares subject to the Option and (y) payment in full of the Option Price of such specific number of Shares, pursuant to subsection 2.3(e).

SECTION 3.   Stock Appreciation Rights

3.1         Award of Stock Appreciation Rights. Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Eligible Individuals to whom SARs shall be granted and the number of Shares to be granted to each such Eligible Individual.  When granted, SARS may, but need not, be identified with a specific Option (including any Option granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted.  If SARs are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Award Agreement, the Participant’s associated SARs shall terminate upon (x) the expiration, termination, forfeiture or cancellation of such Option, or  (y) the exercise of such Option.

3.2         Strike Price.  The strike price (“Strike Price”) of any SAR shall equal, for any SAR that is identified with an Option, the Option Price of such Option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; except that the Committee may (x) specify a higher Strike Price in the Award Agreement or (y) provide that the benefit payable upon exercise of any SAR shall not exceed a percentage of Fair Market Value of a Share on such Grant Date as the Committee shall specify.

3.3         Vesting of SARs. Unless otherwise specified in the applicable Award Agreement or in the Participant’s employment or other agreement with the Corporation or any Subsidiary, (x) each SAR not identified with any other Award shall become exercisable with respect to 20% of the Shares subject thereto on each of the first five June 30 dates following the Grant Date of such SAR or in such other amounts and over such other time period as may be determined by the Committee and (y) each SAR which is identified with any other Award shall become exercisable as and to the extent that the Option with which such SAR is identified may be exercised.

3.4         Exercise of SARs. SARs shall be exercised by delivery to the Corporation of written notice of intent to exercise a specific number of SARs.  Unless otherwise provided in the applicable Award Agreement or a Participant’s employment or other agreement with the Corporation or any Subsidiary, the exercise of SARs that are identified with Shares subject to an Option shall result in the cancellation or forfeiture of such Option, to the extent of such exercise and any such Shares so canceled or forfeited shall not thereafter again become available for grant under the Plan.  The benefit for each SAR shall be equal to (x) the Fair Market Value of the Share on the date of such exercise, minus (y) the Strike Price of such SAR.  Such benefit shall be payable in cash (subject to applicable withholding), except that the Committee may provide in the applicable Award Agreement that benefits may be paid wholly or partly in Shares.

3.5         No Rights as Shareholders.  No Participant shall have any rights as a shareholder with respect to any Common Stock subject to his or her SAR.

3.6         Exercise in the Event of Termination.  Unless otherwise provided in a Participant’s employment or other agreement with the Corporation or any Subsidiary or Award Agreement, the following provisions shall apply upon termination of a Participant’s employment or consultancy with the Corporation or any Subsidiary:

(i)           Upon Termination For Any Reason Other Than Due to Death.  If a Participant’s employment or consultancy with the Corporation or any Subsidiary shall terminate for any reason other than by reason of his or her death, such Participant may exercise his or her SARs, to the extent that such Participant shall have been entitled to do so on the date of such termination, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three (3) months after the date of such termination, whichever date is earlier, and any SARs granted hereunder that are not vested and exercisable as of the date of the Participant’s termination of employment shall automatically expire and be forfeited as of such date of termination.

(ii)           Upon Termination Due to Death.  In the event a Participant’s employment or consultancy shall terminate by reason of his or her death, such Participant’s Beneficiary, heirs or estate may exercise his or her SARs, to the extent that such Participant, if such Participant had not died, would have been entitled to do so within the calendar year following such Participant’s death, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) one year after the date of death, whichever is earlier and any SARs granted hereunder that would not have vested and been exercisable within the calendar year following such Participant’s death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant’s death.

SECTION 4.   Restricted Stock

4.1         Awards of Restricted Stock.  Restricted Stock awarded under the Plan shall be subject to certain Restrictions as provided below.   All Restrictions imposed on any such Award of Restricted Stock shall be made by and at the discretion of the Committee, subject to the provisions of the Plan, and are binding on the Corporation and the Participants, their Beneficiaries and legal representatives.

4.2         Restricted Period/Restrictions.  At the time each Award of Restricted Stock is granted, the Committee (i) shall establish a Restricted Period within which Restricted Stock awarded to the Participants may not be sold, assigned, transferred, made subject to gift, or otherwise disposed of, mortgaged, pledged or otherwise encumbered, if any and (ii) may impose such other Restrictions on any Restricted Stock as it may deem advisable.

4.3         Rights as Stockholders.  Except for the conditions outlined in Section 4.2 hereof, and the forfeiture conditions described in Section 4.5 hereof, each Participant shall have all rights of a holder of Common Stock, including the right to receive all dividends or other distributions made or paid in respect of such Shares and the right to vote such Shares at regular or special meetings of the stockholders of the Corporation.

4.4         Delivery of Shares.  The certificates for any Restricted Stock awarded to an Eligible Individual under the Plan shall be held (together with a stock power executed in blank by the Eligible Individual) in escrow by the Secretary of the Corporation under the Participant’s name in an account maintained by the Corporation until such Shares of Restricted Stock become nonforfeitable or are forfeited.  At the conclusion of the Restricted Period or the expiration or attainment of such other Restrictions imposed on any Restricted Stock granted to a Participant, or upon the prior approval of the Committee as described in Section 4.5 hereof, and subject to the satisfaction of the Corporation’s withholding obligations described in Section 5.7 hereof, certificates representing such Shares of Restricted Stock shall be delivered to the Participant, or the Beneficiary or legal representative of the Participant, free of the Restrictions set forth in the Award Agreement pursuant to Section 4.2 hereof.

4.5         Termination of a Participant’s Employment or Consultancy.   Unless otherwise provided in the Award Agreement or in the Participant’s employment or other  agreement with the Corporation or any Subsidiary, the following provisions shall apply upon termination of a Participant’s employment or consultancy with the Corporation or any Subsidiary:

(i)           Upon Termination for any Reason other than Due to Death.  If a Participant’s employment or consultancy with the Corporation or any Subsidiary is terminated, except termination due to death, all Restricted Stock awarded under the Plan which are then subject to a Restricted Period or other Restrictions will be forfeited and become the property of the Corporation on the date of such termination.  However, the Committee may, if it, in its sole discretion, determines that the circumstances warrant such action, approve the release of all or any part of the Restricted Stock that would otherwise be forfeited pursuant to this Section, upon such conditions as it shall determine.

(ii)           Upon Termination Due to Death.  If a Participant’s employment or consultancy with the Corporation or a Subsidiary is terminated due to death, all Shares of Restricted Stock awarded under the Plan which are then subject to a Restricted Period or other Restrictions and which would have been released, if the Participant had not died, within the calendar year following the Participant’s death shall be released on the date of such termination as if with respect to such Shares the Restricted Period had ended and the other Restrictions had lapsed and certificates representing such Shares of Restricted Stock shall be delivered to the Participant’s Beneficiary or legal representative free from such Restrictions as soon as practicable following such termination and all other Shares of Restricted Stock that would not have been released, if the Participant had not died, within the calendar year following the Participant’s death will be forfeited and become the property of the Corporation on the date of such termination.

4.6         Section 83(b) Elections.  A Participant who files an election permitted under Section 83(b) of the Code with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while they are still subject to a Restricted Period or other Restrictions shall notify the Corporation of such election within ten (10) days of making such election and promptly furnish the Corporation with a copy of such election, together with the amount of any federal, state, local or other taxes required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

SECTION 5.   Other Stock-Based Awards

5.1          Administration.

(i)           Other awards of Shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, Shares ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock (to the extent a series of preferred stock has been or may be created by, or in accordance with a procedure set forth in, the Company's articles of incorporation), convertible debentures, warrants, exchangeable securities and Share awards or options valued by reference to Fair Market Value, Book Value or performance of the Company or any Subsidiary, Affiliate or division, may be granted either alone or in addition to or in tandem with Options, Stock Appreciation Rights, Restricted Stock, granted under the Plan and/or cash awards made outside of the Plan.

           (ii)           Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such award shall be made, the number of Shares to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Shares upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

5.2           Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 5 shall be subject to the following terms and conditions:

(i)           Subject to the provisions of the Plan and the award agreement, Shares subject to awards made under this Section 5 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(ii)           Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 5 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(iii)         Any award under Section 5 and any Shares covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

(iv)         In the event of the Participant's or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations (if any) imposed with respect to any or all of an award pursuant to this Section 5.

(v)          Each award under this Section 5 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the Participant.

(vi)            Shares issued on a bonus basis under this Section 5 may be issued for no cash consideration.

SECTION 6           Change in Control Provisions

6.1           Benefits.  In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an award agreement or in a written employment agreement between the Company and a Participant, a Participant’s unvested Award shall vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

(a)
Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury Regulation §  1.424-1 (and any amendments thereto).

(b)
The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 6.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(c)
The Committee may, in its sole discretion, provide for the cancellation of any Awards without payment, if the Change in Control Price is less than the Fair Market Value of such Award on the date of grant.

(d)	Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at the time of grant or at any time thereafter.

SECTION 7.   General Provisions

7.1           General Creditor Status.  Participants shall have no right, title or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Participant, Beneficiary, legal representative or any other person.  To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation.  All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan;  provided,  however , that in its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or pay cash; provided,  further,  however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan.

7.2           Certain Adjustments to Shares.  In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, spin-off, split-off, merger, consolidation, stock split, reverse stock split, combination or exchange of shares, or any rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock of or by the Corporation, the number and kind of Shares available for Awards under the Plan and the number and kind of Shares subject to a Restricted Period or other Restrictions or subject to Options in outstanding Awards and the Option Price or purchase price per Share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder.  Any adjustment of an Incentive Stock Option pursuant to this Section shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, unless the holder of such Option shall agree otherwise.  The Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon notice, such adjustment shall be effective and binding for all purposes of the Plan.

7.3           Successor Corporation.  The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation.  The Corporation agrees that it will make appropriate provision for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

7.4           No Claim or Right Under the Plan.  Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or advisor any right to be retained in the employ of or by the Corporation.

7.5           Awards Not Treated as Compensation Under Benefit Plans.  No Award shall be considered as compensation under any employee benefit plan of the Corporation, except as specifically provided in any such plan or as otherwise determined by the Board.

7.6           Listing and Qualification of Common Stock.  The Corporation, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Option or pursuant to an Award of Restricted Stock until completion of such stock exchange listing or other qualification of such shares under any state, federal or other governmental law, rule or regulation as the Corporation may consider appropriate, and may require any Participant, Beneficiary or legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

7.7           Withholding Taxes.  The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld, including, without limitation, taxes required to be withheld under the tax laws, rules and regulations and governmental orders of PRC, with respect to Awards granted pursuant to the Plan, including, but not limited to, (i) accepting a remittance from the Participant in cash, or in the Committee’s discretion in Mature Shares (ii) deducting the amount required to be withheld from any other amount then or thereafter payable by the Corporation or Subsidiary to a Participant, Beneficiary or legal representative or from any Shares due to the Participant under the Plan, (iii) requiring a Participant, Beneficiary or legal representative to pay to the Corporation the amount required to be withheld as a condition of releasing Common Stock or (iv) any combination of the foregoing.  In addition, subject to such rules and regulations as the Committee shall from time to time establish, Participants shall be permitted to satisfy federal, state and local taxes, if any, imposed upon the payment of Awards in Common Stock at a rate up to such Participant’s maximum marginal tax rate with respect to each such tax by (i) irrevocably electing to have the Corporation deduct from the number of Shares otherwise deliverable in payment of an Award such number of Shares as shall have a value equal to the amount of tax to be withheld, (ii) delivering to the Corporation such portion of the Common Stock delivered in payment of the Award as shall have a value equal to the amount of tax to be withheld, or (iii) delivering to the Corporation such number of Mature Shares or combination of Mature Shares and cash as shall have a value equal to the amount of tax to be withheld.

7.8           Non-transferability/Designation and Change of Beneficiary.

(a)           An Award granted hereunder shall not be assignable or transferable other than by will or by the laws of descent and distribution of the jurisdiction wherein the Participant is domiciled at the time of his or her death and may be exercised during the Participant’s lifetime only by the Participant or his or her guardian or legal representative.

(b)           Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his or her death.  A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee.  The last such designation received by the Committee shall be controlling;  provided ,  however , that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.

7.9           Payments to Persons Other Than A Participant.  If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Corporation, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Committee and the Corporation therefor.

7.10         Designated Participants.

(a)            If the Committee determines in its sole discretion that an appointment is necessary or desirable to comply with the regulatory requirements in the PRC, it may appoint the Corporation, a Subsidiary or any other institution or organization registered outside of the PRC (a “Trustee”) to hold the interest and exercise the rights granted under the Plan of any Participant (a “Designated Participant”) who either is a national of and ordinary resident in the PRC or is otherwise designated by the Committee as a Designated Participant.  In relation to any such appointment, the Trustee will undertake to do the following for and on behalf of the Designated Participant, subject at all times to the Committee’s supervision:

(i)           execute the relevant Award Agreement with the Corporation;

(ii)          hold the Award (a “Designated Award”) for the benefit of the Designated Participant;

(iii)         take such actions as the Designated Participant may instruct from time to time in connection with the Designated Award or otherwise in relation to the Designated Participant’s beneficial interest under the Plan or under the Award Agreement, including taking such actions as may be necessary to exercise the Designated Award under the terms of Section 2.2(c) of the Plan and making payment under the terms of Section 2.2(e) of the Plan; and

(iv)         after deducting its costs, fees and expenses as contemplated under subsection 5.10(d), hold, or at the Designated Participant’s direction remit to the Designated Participant, the net proceeds of sales or other transactions involving the Designated Award or, as applicable, shares of Common Stock underlying such Award.

(b)           Without limiting the scope of its authorities under Section 2.1 or any other provision of the Plan, the Committee may at any time impose restrictions on the method of exercise of a Designated Award, such that upon exercise of the Designated Award, the Designated Participant (or the Trustee acting on the Designated Participant’s behalf) does not receive Shares and receives solely cash, in the amount and denomination determined under Section 2.2(e).

(c)           An appointment of a Trustee pursuant to the terms of this Section to hold the interest and exercise the rights for the benefit of the Designated Participant shall terminate at such time as the Committee determines in its sole discretion that such appointment is no longer necessary or desirable in order to comply with regulatory requirements in the PRC.

(d)           The Trustee may deduct from the proceeds of sales or other transactions involving the Designated Award or, as applicable, Shares underlying such Award, any costs, fees and expenses of the Trustee in relation to its appointment under this Section.  The Trustee will, under no circumstances, otherwise require the Designated Participant to compensate it for any of its costs, fees, expenses or losses.

7.11           No Liability of Committee Members.  No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each employee, officer or director of the Corporation to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith.  The indemnification provided for in this Section 5.11 shall be in addition to any rights of indemnification such Committee member has as a director or officer pursuant to law, under the Certificate of Incorporation or By-Laws of the Corporation.

7.12           Amendment or Termination.  Except as to matters that in the opinion of the Corporation’s legal counsel require stockholder approval, any provision of the Plan may be modified as to a Participant by an individual agreement approved by the Committee.  The Board may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time;  provided ,  however , that (i) no amendment that would materially increase the cost of the Plan to the Corporation may be made by the Board without the approval of the stockholders of the Corporation and (ii) no amendment, suspension or termination of the Plan shall deprive any Participant of any rights to Awards previously made under the Plan without his or her written consent.  Subject to earlier termination pursuant to the provisions of this Section, and unless the stockholders of the Corporation shall have approved an extension of the Plan beyond such date,   the Plan shall terminate and no further Awards shall be made under the Plan after the tenth (10 th ) anniversary of the Effective Date of the Plan.

7.13           Unfunded Plan.  The Plan is intended to constitute an unfunded deferred compensation arrangement.

7.14           Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law thereof.

7.15           Non-uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards whether or not such persons are similarly situated.  Without limiting the generality of the foregoing, the Committee shall be entitled, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Participant, (b) the terms and provisions of Awards, and (c) the treatment of termination of employment or consultancies.

7.16           No Illegal Transactions.   The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations.  Notwithstanding any provision of the Plan or any Award, Participants shall not be entitled to exercise or receive benefits under, any Award, and the Corporation shall not be obligated to deliver any Shares or deliver any benefits to a Participant, if such exercise or delivery would constitute a violation by the Participant or the Corporation of any applicable law or regulation.

7.17           Severability.  If any part of the Plan is declared by any court of governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan.  Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

Annex B
Audit Committee Charter

CHINA GREEN AGRICULTURE, INC.

CHARTER FOR THE AUDIT COMMITTEE
OF
THE BOARD OF DIRECTORS

PURPOSE

The purpose of the audit committee (the “Audit Committee” or the “Committee”) established by this charter will be to oversee the corporate accounting and financial reporting process and the internal and external audits of the financial statements of China Green Agriculture, Inc. (the "Company”). The Audit Committee will undertake those specific duties, responsibilities and processes listed below, and such other duties as the Board of Directors (the "Board") may from time to time prescribe. In fulfilling this role, the Audit Committee will ensure that there is effective communication among the Board, management and outside auditors. In this way, it will help the Board to fulfill its oversight responsibilities to the stockholders and the investment community relating to the Company's financial statements and financial reporting process.

CHARTER REVIEW

The Audit Committee will review and reassess the adequacy of this charter at least once a year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company's annual meeting of stockholders, but may be conducted at any time the Audit Committee desires to do so. In addition, to the extent and in the manner legally required by the rules of the Securities and Exchange Commission (the "SEC"), the Audit Committee will cause the Company to publicly file this charter (as then constituted).

MEMBERSHIP

The Audit Committee will be comprised of at least three members of the Board, all of whom shall meet the independence requirements established by the Board and applicable laws, regulations, and listing requirements. The members will be appointed by and serve at the pleasure of the Board.

Each member of the Audit Committee also must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the Committee shall in the judgment of the Board be an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission. The Board may remove any member from the Committee at any time with or without cause.

COMMITTEE STRUCTURE AND OPERATIONS

The Chair of the Committee can be designated by the Board or elected by the Committee. The Committee shall fix its own rules of procedure and shall meet where and as provided by such rules or by resolution of the Committee. In addition to the regular meeting schedule established by the Committee, the Chair of the Committee may call a special meeting at any time.

The Secretary of the Corporation shall be the Secretary of the Audit Committee, unless the Committee designates otherwise.

In the absence of the Chair during any Committee meeting, the Committee may designate a Chair pro tempore.

The Committee shall act only on the affirmative vote of a majority of the members at a meeting or by unanimous written consent.

The Committee may establish sub-committees to carry out such duties as the Committee may assign.

RESPONSIBILITIES

The responsibilities of the Audit Committee include:

1.
The appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee;

2.	Reviewing the plan for the audit and related services at least annually;

3.
Reviewing audit results and annual and interim financial statements and discussing the audited financial statements with both the Company's outside auditors and the Company's management prior to any public filing of those reports;

4.	Reviewing and resolving any disagreements between management and the outside auditors that arise in connection with financial reporting;

5.	Reviewing major issues regarding accounting principles and practices that could significantly impact the Company's financial statements;

6.
Discussing with the Company's outside auditors the quality of accounting principles applied in the Company's financial statements and the other matters required by SAS 61 (including amendments or supplements}, such as management judgments and accounting estimates that affect financial statements, significant new accounting policies and disagreements with management;

7.
Ensuring the receipt of, and reviewing, a formal written statement from the Company's outside auditors delineating all relationships between the outside auditors and the Company, consistent with Independence Standards Board Standard 1;

8.
Reviewing and actively discussing with the Company's outside auditors the auditors’ independence, including any disclosed relationship or service that may impact the objectivity and independence of the outside auditors;

9.	Taking appropriate action to oversee the independence of the outside auditors;

10.	Overseeing the adequacy of the Company's system of internal accounting controls, including obtaining from the outside auditors management letters or summaries on such internal accounting controls;

11.	Overseeing the Company's procedures for preparing published annual statements and management commentaries;

12.	Overseeing the effectiveness of the internal audit function;

13.	Overseeing the Company's compliance with SEC requirements for disclosure of auditor's services and Audit Committee members and activities;

14.	Ensuring that the Company and its management make any appropriate certifications required by the Rules of the SEC and the NASD;

15.	Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

16.	Establishing procedures for the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it.

The Audit Committee will ensure that the outside auditors understand both (i) their ultimate accountability to the Audit Committee, as representatives of the Company's stockholders, and (ii) the Audit Committee's ultimate authority and responsibility to select, evaluate and, where appropriate in the exercise of its business judgment, replace the Company's outside auditors (or to nominate the outside auditors to be proposed for stockholder approval in any proxy statement).

POWERS AND AUTHORITY

The Audit Committee shall have authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

The Company must provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the board of directors, for payment of:

(i)	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;
(ii)	Compensation to any advisers employed by the Audit Company under the first paragraph of this section of this charter;
(iii)	Ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

MEETINGS

The Audit Committee will meet separately with the President and Chief Executive Officer and the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the Company's outside auditors upon the completion of the annual audit (which meeting may be held without the presence of management), and at such other times as it deems appropriate, to review the outside auditors' examination and management report.

REPORTS

The Audit Committee will, to the extent required by applicable laws and Regulations of the SEC or applicable exchange rules, or to the extent deemed appropriate, record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee also will prepare and sign a report for inclusion in the Company's proxy statement for its annual meeting of stockholders.

Annex C
Compensation Committee Charter

CHINA GREEN AGRICULTURE, INC.

COMPENSATION COMMITTEE CHARTER

Purpose

The purposes of the Compensation Committee (the “Committee”) of the board of directors (the “Board”) of China Green Agriculture, Inc. (the “Company”) are:

•	to discharge the Board’s responsibilities relating to compensation of the Company’s directors and executive officers, including approving individual executive officer compensation;

•	to review and recommend compensation plans, policies and benefit programs for employees generally; and

•	to prepare the report on executive compensation for inclusion, if required, in the Company’s annual proxy statement.

Composition and Term of Office

•
The Committee will consist of not fewer than two members, each of whom shall be a director who satisfies the independence requirements of the principal market or exchange on which the Company’s common stock is traded, or, if the common stock in not traded on a market or exchange which requires a standard of independence, the independence standard required by the Nasdaq Stock Market.

•	One member shall serve as Chairman of the Committee. The members of the Committee shall serve one-year terms, and shall be appointed, and the Chairman shall be determined, by the Board annually.

•
Members of the Committee may be removed or replaced by the Board with or without cause.  Any member who, subsequent to his or her appointment, ceases to be an independent director, shall resign from the Committee, and if such member fails to resign, the Board shall replace such member.

Committee Meetings - Operating Principles

•	The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but in any case, at least once each year.

•
Meetings of the Committee may be called as needed by the Chairman of the Committee.  The Company’s chief executive officer or other senior executive officer may request that the Committee meet for a specific purpose.

•	The Committee may meet by telephone or videoconference and may take action by written consent.

•
The Committee may engage compensation consultants to assist in the evaluation of director, CEO or executive officer compensation, and, in connection therewith, shall have the authority to determine the terms on which such firm is engaged.

•	The Committee shall have the authority to obtain advice and assistance from any officer or employee of the Company or from any outside legal expert or other advisor.

•	The Committee may request that members of management or outside consultants and advisors of the Committee, be present to assist the Committee in performing its duties.

Compensation/Employee Benefits Responsibilities

The Committee shall perform the following functions:

•	Provide oversight and guidance for compensation and benefit philosophy for all employees of the Company.

C-1

•
Review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives and have the sole authority to determine the CEO’s compensation level based on this evaluation. This includes salary, annual incentive and long-term incentive programs, whether stock, stock options or other equity-based incentive or cash, and determinations relating to the deductibility of compensation under Section 162(m) of the Internal Revenue Code of 1986.

•	Review and approve other significant terms of employment for the CEO.

•
Review and approve the compensation, including base salary and incentive awards and other significant terms of employment, for individuals reporting directly to the CEO and holding a position classified as Vice President or higher and any other officer of the Company who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, such officers, together with the CEO being referred to as “Senior Management.”

•
Review and make recommendations to the Board with respect to incentive compensation plans and equity-based plans. The Committee will serve as the "Committee" established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans. The Committee may delegate to one or more executive officers the authority to make grants of stock options and stock awards to eligible individuals who are not executive officers. Any executive officer to whom the Committee grants such authority shall regularly report to the Committee grants so made. The Committee may revoke any such delegation of authority at any time.

•
The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee to perform certain of its duties on its behalf including, to the extent permitted by applicable law, the delegation to a subcommittee of at least two directors the authority to grant equity awards.

•	Review the performance of Senior Management.

•	Review and make recommendations to the Board on matters concerning the directors’ annual retainer, as well as any other compensation programs relating to the Board.

•	Prepare the report on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations.

Other Responsibilities

•	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

•	Conduct an annual performance evaluation of the Committee.

•	Take such further actions or provide such further advice as the full Board may from time to time delegate to the Committee.

C-2

Annex D
Nominating Committee Charter

CHINA GREEN AGRICULTURE, INC.

NOMINATING COMMITTEE CHARTER

The Board of Directors of China Green Agriculture, Inc. (the “Company”) has authorized the formation of a Nominating Committee (the “Committee”) and approved the following Charter in order to set forth the purposes, structure, authority and duties and responsibilities of the Committee and the members thereof.

Purpose

      As set forth herein, the Committee shall, among other things, discharge the responsibilities of the Board of Directors of the Company (the “Board”) relating to the determination of the appropriate size, functioning and needs of the Board, including, but not limited to, recruitment and retention of high quality Board members, Committee composition and structure, Board assessment of director performance and related party and conflicts oversight.

Membership

The Committee shall consist of at least two members of the Board as determined from time to time by the Board. Each member shall (a) be an "independent director" in accordance with the listing standards or quotation qualifications of any national securities exchange or quotation system on which the securities of the Company are traded or quoted and (b) meet any independence standards required for membership in a nominating committee that may from time to time be set forth in rules promulgated by the Securities and Exchange Commission.

The Board shall elect the members of the Committee at the first Board meeting practicable following the annual meeting of stockholders of the Company and may make changes from time to time pursuant to the provisions below. Unless a chairperson is elected by the Board, the members of the Committee shall designate a chairperson by majority vote of the full Committee membership.

A Committee member may resign by delivering his or her written resignation to the chairperson of the Board, or may be removed by majority vote of the Board by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

Meetings and Committee Action

The Committee shall meet at such times as it deems necessary to fulfill its responsibilities. Meetings of the Committee shall be called by the chairperson of the Committee upon such notice as is provided for in the by-laws of the Company with respect to meetings of the Board. A majority of the members shall constitute a quorum. Actions of the Committee may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members of the Committee. The Committee shall report its minutes from each meeting to the Board.

The chairperson of the Committee shall establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Committee. At each meeting, the chairperson shall appoint as secretary a person who may, but need not, be a member of the Committee. A certificate of the secretary of the Committee setting forth the names of the members of the Committee or actions taken by the Committee shall be sufficient evidence at all times as to the persons constituting the Committee, or such actions taken.

Duties and Responsibilities

The Committee's duties and responsibilities include:

•	Monitoring and making recommendations regarding Committee functions, contributions and composition;
•	Developing the criteria and qualifications for membership on the Board;
•	Developing programs for the continuing education of all directors and for the orientation of new directors;
•	Establishing and periodically reviewing director retirement policies and making recommendations to the Board regarding these policies;
•
Reviewing and making recommendations to the Board regarding the appropriate level of director and officer liability insurance and evaluating the appropriateness of providing indemnity to the Company's officers, directors or agents on a case-by-case basis, including the appropriateness of advancing fees and expenses;

•	Considering all questions regarding a conflict of interest involving any Board members, the Company, its subsidiaries or their respective officers;

D-1

•
Creating a format to review the performance of each of the directors; conducting the reviews annually in accordance with the format; and distributing the reviews results to all Board members for their review and consideration;

•	Evaluating, on an annual basis, the Committee's performance;
•	Making recommendations to the Board on methods for enhancing services to, and improving communications and relations with, the Company's stockholders;
•	Carrying out all other duties and responsibilities related to the purpose of the Committee delegated to the Committee from time to time by the Board.

Powers and Authority

Subject to such specific constraints as may be imposed by the Board, the Board delegates to the Committee all powers and authority that are necessary or appropriate to fulfill its duties and responsibilities hereunder, including but not limited to:

•	Recruiting, reviewing and nominating candidates for election to the Board or to fill vacancies on the Board;
•	Reviewing candidates proposed by stockholders for nomination to the Board, and conducting appropriate inquiries into the background and qualifications of any such candidates;
•
Retaining and terminating any professionals (such as search firms, attorneys and compensation professionals) to assist in evaluating, designing and documenting of director compensation, including sole authority to approve the professional's fees and other retention terms;

•	Establishing subcommittees for the purpose of evaluating special or unique matters; and

In identifying candidates for membership on the Board, the Committee shall take into account all factors it deems appropriate, which may include: (a) ensuring that the Board, as a whole, is diverse, and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify the candidate as a “financial expert,” as such term is defined in rules promulgated by the Securities and Exchange Commission) and local or community ties and (b) minimum individual qualifications, including strength of character, judgment, familiarity with the Company’s business and industry, independence of thought and the ability to work collegially. The Committee may also consider the extent to which the candidate will fill a present need on the Board.

Reporting

The Committee shall prepare a statement each year concerning its compliance with this Charter. The statement may be included in the Company's proxy statement or any of the periodic reports the Company may be required to file under applicable securities laws.

D-2

CHINA GREEN AGRICULTURE, INC.
3/F, BOROUGH A, BLOCK A
NO. 181 SOUTH TAIBAI ROAD,
XI'AN 710065 CHINA

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
	CONTROL # → 000000000000
	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Tao Li 02 Yu Hao 03 Lianfu Liu 04 Barry Raeburn 05 Yizhao Zhang

02 0000000000

The Board of Directors recommends you vote FOR the following proposal(s):

	For	Against	Abstain
2 Proposal to adopt the 2009 Equity Incentive Plan of China Green Agriculture, Inc.	☐	☐	☐

NOTE: In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000030878_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

CHINA GREEN AGRICULTURE, INC.
Annual Meeting of Stockholders
December 11, 2009 11:30 AM
This proxy is solicited by the Board of Directors

The stockholder hereby appoints Mr. Tao Li and Ms. Ying Yang, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of CHINA GREEN AGRICULTURE, INC. that the stockholder is entitled to vote at the Annual Meeting of stockholder to be held at 11:30 AM, EST on December 11, 2009 , at the NYSE Board Room at 2 Broad Street, 6th Floor, New York, NY 10005, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000030878_2 R2.09.05.010